UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 16, 2013

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

OGE Energy Corp. (the "Company") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric utility with approximately 801,000 customers in Oklahoma and western Arkansas. In addition, OGE holds a 28.5 percent limited partner interest and a 50 percent general partner interest in Enable Midstream Partners, LP.
As previously reported, on May 16, 2013 at the 2013 Annual Meeting of Shareholders, the shareholders approved the (i) OGE Energy Corp. 2013 Stock Incentive Plan and (ii) OGE Energy Corp. 2013 Annual Incentive Compensation Plan.

(i)
The OGE Energy Corp. 2013 Stock Incentive Plan (the "Stock Incentive Plan"). At the 2013 Annual Meeting, the shareholders approved the Stock Incentive Plan, including the performance measures available under the plan. The maximum number of shares of Common Stock that we may issue under the Stock Incentive Plan is 7,400,000 (adjusted to reflect the recent stock split), subject to adjustment for certain events specified therein. The Stock Incentive Plan permits a committee of the Board to grant incentive awards in the form of non-qualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights and performance units to designated officers, employees and non-employee directors of the Company and its affiliates. A more detailed summary of the material features of the Stock Incentive Plan is set forth in the Company's proxy statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2013. A copy of the Stock Incentive Plan is included as Annex B to such proxy statement.

(ii)
The OGE Energy Corp. 2013 Annual Incentive Compensation Plan (the "Annual Incentive Plan"). At the 2013 Annual Meeting of Shareholders, the shareholders approved the Annual Incentive Plan, including the performance measures available under the plan. The Annual Incentive Plan provides for the establishment and payment of annual incentive awards, the payment of which is dependent entirely on the achievement of performance goals. A more detailed summary of the material features of the Annual Incentive Plan is set forth in Company's proxy statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2013. A copy of the Annual Incentive Plan is included as Annex C to such proxy statement

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.01	OGE Energy's 2013 Stock Incentive Plan. (Filed as Annex B to OGE Energy's Proxy Statement for the 2013 Annual Meeting of Shareholders (File No. 1-12579) and incorporated by reference herein)
10.02
OGE Energy's 2013 Annual Incentive Compensation Plan. (Filed as Annex C to OGE Energy's Proxy Statement for the 2013 Annual Meeting of Shareholders (File No. 1-12579) and incorporated by reference herein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

August 6, 2013